UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2023

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 28, 2023, Tetra Tech, Inc. (“Tetra Tech”) held its annual meeting of stockholders for the following purposes:

(1)	To elect eight members to its Board of Directors;
(2)	To approve, on an advisory basis, its named executive officers’ compensation;
(3)	To indicate, on an advisory basis, the preferred frequency of future advisory votes on its named executive officers’ compensation;
(4)	To ratify the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for fiscal 2023; and
(5)	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The votes cast in connection with such matters were as follows:

Election of Directors:

Name	For	Against	Abstain	Non-Votes
Dan L. Batrack	41,299,090	2,484,248	212,808	3,237,874
Gary R. Birkenbeuel	43,553,704	405,990	36,452	3,237,874
Prashant Gandhi	43,686,819	270,328	38,999	3,237,874
Joanne M. Maguire	43,082,588	877,470	36,088	3,237,874
Christiana Obiaya	43,779,713	179,819	36,614	3,237,874
Kimberly E. Ritrievi	43,776,110	183,403	36,633	3,237,874
J. Kenneth Thompson	38,744,530	5,188,157	63,459	3,237,874
Kirsten M. Volpi	43,252,308	707,168	36,670	3,237,874

Advisory Resolution Regarding Executive Compensation:

For	Against	Abstain	Non-Votes
41,745,090	2,191,388	59,668	3,237,874

Preferred Frequency of Advisory Votes on Executive Compensation:

One Year	Two Years	Three Years	Abstain
43,004,509	15,569	937,102	38,966

Appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain	Non-Votes(1)
46,552,759	638,444	42,817	--

(1) This proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: March 3, 2023	By:	/s/ Dan L. Batrack
Dan L. Batrack
Chairman and Chief Executive Officer

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